SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 11, 2007
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                               PACTIV CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
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         (State or other jurisdiction of incorporation or organization)

1-15157                                                               36-2552989
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(Commission File Number)                        (IRS Employer Identification No)


        1900 West Field Court, Lake Forest, Illinois                60045
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       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (847) 482-2000


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Item 7.01.  Regulation FD Disclosure

In an interview with Reuters news service on September 10, 2007, Richard Wambold, Chief Executive Officer of Pactiv Corporation, stated that Pactiv Corporation had not changed its third quarter earnings forecast, as it is Pactiv's policy not to comment on or give confirmation of earnings guidance between its quarterly earnings releases. An article published by Reuters on September 10, 2007, attributes to Mr. Wambold a statement that Pactiv Corporation "remained comfortable with the company's third-quarter earnings forecast." Mr. Wambold's statement that Pactiv had not changed its earnings guidance was a statement of Pactiv's policy that it does provide earnings guidance between its quarterly earnings releases, and not a commentary of any kind on Pactiv's third quarter forecast. Consistent with this policy, Pactiv Corporation does not confirm, or otherwise make any comment on, its third quarter earnings forecast.



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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 11, 2007

PACTIV CORPORATION


By: /s/ Joseph E. Doyle
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    Joseph E. Doyle
    Vice President and General Counsel